                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of earliest event reported):
                                January 21, 1994


                                USX Corporation



- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware               1-5153              25-0996816
        ---------------        ------------       -------------------
        (State or other        (Commission           (IRS Employer
        jurisdiction of        File Number)       Identification No.)
        incorporation)

        600 Grant Street, Pittsburgh, PA                       15219-4776
- ------------------------------------------------------         ----------
     (Address of principal executive offices)                  (Zip Code)

                                (412) 433-1121
                            -----------------------
                        (Registrant's telephone number,
                              including area code)
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Item 5. Other Events

        On January 21, 1994, the Registrant reported unaudited results for the fourth quarter and year ended December 31, 1993 for each of the Marathon Group, the U. S. Steel Group and the Delhi Group of USX Corporation and consolidated results for USX Corporation and subsidiary companies. The press releases announcing these results and including condensed financial and operating data are filed herewith as exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

(a)     Exhibits.

        99.1 Press Release dated January 21, 1994 with respect to the Marathon Group of USX Corporation and summary financial and operating data.

        99.2 Press Release dated January 21, 1994 with respect to the U. S. Steel Group of USX Corporation and summary financial and operating data.

        99.3 Press Release dated January 21, 1994 with respect to the Delhi Group of USX Corporation and summary financial and operating data.

                Condensed consolidated financial data with respect to USX and subsidiary companies is included with each press release.


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By      s/Lewis B. Jones
        --------------------
        Vice President
        & Comptroller


Dated: January 24, 1994